UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

COMMISSION FILE NUMBER: 000-54616

MICHAEL JAMES ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

(formerly BullsnBears.com, Inc.)

                 DELAWARE                                 000-54616                                      45-2282672

(State of Incorporation)                  (Commission File Number)                     (I.R.S. Employer ID Number)

784 Morris Turnpike, #334, Short Hills, NJ  07078

(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code

(908) 204-0004

BULLSNBEARS.COM, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

On March 23, 2016, the Registrant entered into a Convertible Promissory Note with Vista Capital Investments, LLC, a non-affiliate.  The principal terms of this Note are as follows:

•

Principal amount of $60,500 payable with interest at 10% one-time interest payment.

•

Term:  Two Years.

•

Original Issuance Discount of $5,500 for due diligence and legal costs.

•

Convertible at the option of the Holder in whole or in part into Common Stock of the Issuer which shall be equal to 55% of the lowest trading price of the Issuer’s Common Stock during the 20 trading days preceding the election to convert.

•

In the event that the Holder elects to fully convert the Note into Shares of Common Stock, the Registrant cannot determine at this time the number of Shares which would be issued upon such conversion, or whether such issuance would constitute a change of control of the Registrant

The foregoing is a summary of the principal terms of this Note.  The complete terms of the Note are set forth as Exhibit 99.01 to this Report.

On March 24, 2016, the Registrant entered into a 10% Convertible Promissory Note with Tangiers Investment Group, LLC, a non-affiliate.  The principal terms of this Note are as follows:

•

Principal amount of $60,500 payable with interest at 10% guaranteed interest.

•

Term:  One Year.

•

Original Issuance Discount of $5,500 for due diligence and legal costs.

•

Convertible at the option of the Holder in whole or in part into Common Stock of the Issuer which shall be equal to 55% of the lowest trading price of the Issuer’s Common Stock during the 20 trading days preceding the election to convert.

•

The Company can pre-pay the note, at a premium, during the first 180 days of the term.

•

In addition to the stated interest and Original Issue Discount, Tangiers Investment Group, LLC will receive 200,000 shares of “restricted stock” common stock of the Company subject to a leak out provision over the course of a year.

•

In the event that the Holder elects to fully convert the Note into Shares of Common Stock, the Registrant cannot determine at this time the number of Shares which would be issued upon such conversion, or whether such issuance would constitute a change of control of the Registrant

The foregoing is a summary of the principal terms of this Note.  The complete terms of the Note are set forth as Exhibit 99.02 to this Report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

99.01 Vista Capital Investments, LLC Convertible Note

99.02 Tangiers Investment Group, LLC10% Convertible Promissory Note

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2016

MICHAEL JAMES ENTERPRISES, INC.

By: /s/ James M. Farinella

---------------------------------

 James M. Farinella

 Chief Executive Officer